                                                                  CONFORMED COPY

                                                                    EXHIBIT 10.1

                                  $125,000,000

                                UNC INCORPORATED

                     11% Senior Subordinated Notes Due 2006


                               PURCHASE AGREEMENT
                               ------------------



                                                                    May 23, 1996


CS First Boston Corporation
First Union Capital Markets Corp.
 c/o CS First Boston Corporation
  Park Avenue Plaza
   New York, New York  10055

Dear Sirs:

     1. Introductory. UNC Incorporated, a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the several initial purchasers named in Schedule A hereto (the "Purchasers") $125,000,000 principal amount of its 11% Senior Subordinated Notes Due 2006 (the "Notes") to be issued under an Indenture, dated as of May 30, 1996 (the "Indenture"), among the Company, the Guarantors described therein and The Bank of New York, as trustee (the "Trustee"). The Notes are to be fully and unconditionally guaranteed, jointly and severally, by the Guarantors in accordance with the terms of the Indenture. Such guarantees are hereinafter referred to as the "Guarantees" and the Notes and the Guarantees are hereinafter collectively referred to as the "Offered Securities." The United States Securities Act of 1933, as amended, is herein referred to as the "Securities Act."

     For purposes of this Agreement, (i) "Acquisition Agreement" shall mean the Asset Purchase Agreement, dated as of January 15, 1996, among the Company, UNC/CFC Acquisition Co., CFC Aviation Services, L.P., CFC Aviation Company, L.L.C., CFC Aviation, Inc., Carlisle Enterprises, L.P., First Capital Corporation of Chicago and Cross Creek Partners III, (ii) the "Acquisition" shall mean the acquisition by Buyer (as defined in the Acquisition Agreement) of the Assets (as defined in the Acquisition Agreement) contemplated by the Acquisition Agreement, (iii) "Garrett" shall mean the Assets (as defined in the Acquisition Agreement), (iv) "Sabreliner Agreement" shall mean the Purchase and Sale Agreement, dated as of April 23, 1996, between Sabreliner Corporation ("Sabreliner") and the Company and (v) "AlliedSignal Agreement" shall mean the Agreement, dated as of April 23, 1996, among the Company, UNC Airwork Corporation, CFC Aviation Services, L.P. and AlliedSignal Inc.

     Holders (including subsequent transferees) of the Offered Securities will have the registration rights set forth in the Registration Rights Agreement of even date herewith (the "Registration Rights Agreement"), among the Company, the Guarantors and the Purchasers. Pursuant to the Registration Rights Agreement, the Company and the Guarantors have agreed to file with the Securities and Exchange Commission (the "Commission") (i) a registration statement under the Securities Act registering the offering of senior subordinated notes (the "Exchange Securities") identical in all material respects to the Offered Securities

(except that the Exchange Securities will not contain terms with respect to transfer restrictions) to be offered in exchange for the Offered Securities and
(ii) under certain circumstances, a shelf registration statement pursuant to Rule 415 under the Securities Act.

     The Company and the Guarantors hereby agree with the several Purchasers as follows:

     2. Representations and Warranties of the Company and the Guarantors. The Company and the Guarantors jointly and severally represent and warrant to, and agree with, the several Purchasers that:

          (i) A preliminary offering circular and an offering circular relating to the Offered Securities to be offered by the Purchasers have been prepared by the Company and the Guarantors. Such preliminary offering circular and offering circular, as supplemented as of the date of this Agreement, together with all material incorporated by reference therein and any other document approved by the Company and the Guarantors for use in connection with the contemplated resale of the Offered Securities are hereinafter collectively referred to as the "Offering Document." The Offering Document does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Offering Document based upon written information furnished to the Company and the Guarantors by any Purchaser through CS First Boston Corporation ("CSFBC") specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(b). Except as disclosed in the Offering Document, on the date of this Agreement, the Company's Annual Report on Form 10-K most recently filed with the Commission and all subsequent reports (collectively, the "Exchange Act Reports") which have been filed by the Company with the Commission or sent to stockholders pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") do not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder.

          (ii) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, and has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Document; and the Company is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership, leasing or operation of property requires such qualification, except to the extent that the failure to be so qualified or in good standing would not have a material adverse effect on the Company and its Subsidiaries (as defined below), taken as a whole.

          (iii) The Company's only subsidiaries are listed on Schedule B hereto (collectively, the "Subsidiaries"). Each Subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Document and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership, leasing or operation of property requires such qualification, except to the extent that the failure to be so qualified or in good standing would not have a material adverse effect on the Company and its Subsidiaries, taken as a whole. All of the outstanding capital stock of each Subsidiary has been duly authorized and validly issued and is fully paid and non-assessable and is owned by the Company, directly or through Subsidiaries, free and clear of any mortgage, pledge, lien, perfected security interest, claim or encumbrance of any kind or, to the knowledge of the Company, any unperfected security interest.

          (iv) All outstanding shares of capital stock of the Company have been duly authorized, are validly issued, fully paid and non-assessable and have been issued in compliance with applicable federal and state securities laws; the Company has an authorized and outstanding capital stock as set forth in the Offering Document under the caption "Capitalization;" and the stockholders of the Company have no preemptive or similar rights with respect to the capital stock or any other securities of the Company.

          (v) This Agreement has been duly authorized, executed and delivered by the Company and the Guarantors.

          (vi) The Indenture has been duly authorized by the Company and the Guarantors, will be substantially in the form heretofore delivered to you and, when duly executed and delivered by the Company, the Guarantors and the Trustee, will constitute a valid and binding obligation of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws relating to creditors' rights generally and by general principles of equity; and the Indenture conforms in all material respects to the description thereof contained in the Offering Document.

          (vii) The Registration Rights Agreement has been duly authorized by the Company and the Guarantors, will be substantially in the form heretofore delivered to you and, when duly executed and delivered by the Company, the Guarantors and you, will constitute a valid and binding obligation of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws relating to creditors' rights generally and by general principles of equity; and the Registration Rights Agreement conforms in all material respects to the description thereof contained in the Offering Document.

          (viii) The Notes and the Guarantees have been duly authorized by the Company or the Guarantors, as the case may be, and when executed, authenticated, issued and delivered in the manner provided for in the Indenture and sold and paid for as provided in this Agreement, the Notes and the Guarantees will constitute valid and binding obligations of the Company or the Guarantors, as the case may be, entitled to the benefits of the Indenture and enforceable against the Company and the Guarantors, as the case may be, in accordance with their terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws relating to creditors' rights generally and by general principles of equity; and the Offered Securities conform in all material respects to the description thereof contained in the Offering Document.

          (ix) No consent, approval, authorization, order, registration or qualification of or with any natural person, corporation, partnership, trust, firm, association or other entity, whether acting in an individual, fiduciary or other capacity ("Person"), or any court or government agency or body is required for the issuance of the Offered Securities or for the consummation of the other transactions contemplated by this Agreement, the Sabreliner Agreement or the AlliedSignal Agreement or, except as described in the Offering Document, for the use of the proceeds to be received by the Company from such sale in the manner contemplated by the description under the caption "Use of Proceeds" contained in the Offering Document, including without limitation the Acquisition, except (i) such as may be required under state securities laws in connection with the offer and sale of the Offered Securities and (ii) such other consents to the transactions contemplated by the Acquisition Agreement or the Sabreliner Agreement the failure of which to obtain would not, singly or in the aggregate, have a material adverse effect on the Company and its Subsidiaries, taken as a whole, Garrett, or the consummation of any transaction contemplated by this Agreement, the Offering Document, the Acquisition Agreement, the Sabreliner Agreement or the AlliedSignal Agreement.

          (x) The execution and delivery of, and performance by the Company and the Guarantors of their obligations under, the Indenture, the Registration Rights Agreement and this Agreement and the issuance and sale of the Notes and Guarantees and the compliance with the terms and provisions thereof and hereof by the Company and the Guarantors, as the case may be, and the consummation of the transactions contemplated by the Acquisition Agreement, the Sabreliner Agreement and the AlliedSignal Agreement will not contravene any provision of the charter or by-laws of the Company or any of its Subsidiaries, or conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any assets or property of the Company or any of its Subsidiaries under, any statute, rule, regulation, order or decree of any governmental agency or body or any court having jurisdiction over the Company or any of its Subsidiaries or any of their properties or any indenture, mortgage, loan agreement, note, lease, permit, license or other agreement or instrument material to the Company and its Subsidiaries taken as a whole to which the Company or any such Subsidiary is bound or to which any of the properties of the Company or any such Subsidiary is subject, and the Company and the Guarantors, as the case may be, have full power and authority to authorize, issue and sell the Notes and the Guarantees as contemplated by this Agreement. The consummation of the transactions contemplated by the Acquisition Agreement, the Sabreliner Agreement and the AlliedSignal Agreement will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any assets or property of Garrett under, any statute, rule, regulation, order or decree of any governmental agency or body or any court having jurisdiction over Garrett or any of its properties or any indenture, mortgage, loan agreement, note, lease, permit, license or other agreement or instrument material to Garrett to which Garrett is bound or to which any of its properties is subject.

          (xi) Neither the Company nor any of its Subsidiaries is (i) in violation of its charter or by-laws, or (ii) in violation of any applicable law, ordinance, administrative or governmental rule or regulation, or any order of any court or governmental agency or body having jurisdiction over the Company or any Subsidiary except, with respect to this clause (ii), for such violations that would not, singly or in the aggregate, have a material adverse effect on the financial condition, results of operations or general affairs of the Company and its Subsidiaries, taken as a whole; and no event of default or event that, but for the giving of notice or the lapse of time or both, would constitute an event of default exists, or upon the use of proceeds from the sale of the Offered Securities in the manner contemplated by the description under the caption "Use of Proceeds" contained in the Offering Document or upon the consummation of the other transactions contemplated by the Offering Document (including, without limitation, the transactions contemplated by the Acquisition Agreement, the Sabreliner Agreement and the AlliedSignal Agreement) will exist, under any agreement or instrument for borrowed money, any guarantee of any agreement or instrument for borrowed money or any lease, permit, license or other agreement or instrument to which the Company or any of its Subsidiaries is a party or to which any of the properties or assets of the Company or any such Subsidiary is subject, except for such defaults that would not, singly or in the aggregate, have a material adverse effect on the financial condition, results of operations or general affairs of the Company and its Subsidiaries, taken as a whole. Garrett is not in violation of any applicable law, ordinance, administrative or governmental rule or regulation, or any order of any court or governmental agency or body having jurisdiction over Garrett except for such violations that would not, singly or in the aggregate, have a material adverse effect on the financial condition, results of operations or general affairs of Garrett; and no event of default or event that, but for the giving of notice or the lapse of time or both, would constitute an event of default exists or upon consummation of the transactions contemplated by the

     Acquisition Agreement, the Sabreliner Agreement and the AlliedSignal Agreement will exist, under any agreement or instrument for borrowed money, any guarantee thereof or any lease, permit, license or other agreement or instrument to which Garrett is a party or to which any of the properties or assets of Garrett is subject, except for such defaults that would not, singly or in the aggregate, have a material adverse effect on the financial condition, results of operations or general affairs of Garrett.

          (xii) The Company and its Subsidiaries and Garrett have such permits, licenses, franchises, consents, approvals, authorizations and clearances ("Licenses") and are in compliance with all applicable laws and regulations of federal, state, local and foreign governmental or regulatory authorities, including, without limitation, the Federal Aviation Administration, as are necessary to own, lease or operate their properties and to conduct their businesses in the manner described in the Offering Document and all such Licenses are in full force and effect, except for any such License the failure to possess or any such law or regulation the failure to comply with could not, singly or in the aggregate, reasonably be expected to have a material adverse affect on the financial condition, results of operations or general affairs of the Company and its Subsidiaries, taken as a whole or of Garrett, as the case may be. The Company and its Subsidiaries and Garrett are in compliance in all material respects with their respective obligations under such Licenses and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination of such Licenses or violation of such laws or regulations.

          (xiii) The Company and its Subsidiaries have good and marketable title to all properties (real and personal) owned by the Company and its Subsidiaries, free and clear of all liens, claims, security interests or other encumbrances that may materially interfere with the conduct of the business of the Company and its Subsidiaries, taken as a whole, and all material properties held under lease by the Company and its Subsidiaries are held under valid, subsisting and enforceable leases.

          (xiv) The Company and its Subsidiaries and Garrett carry or are entitled to the benefits of insurance, including, without limitation, product liability insurance, in such amounts and covering such risks as the Company reasonably believes is generally maintained by companies of established repute engaged in the same or similar business, and all such insurance is in full force and effect.

          (xv) The property, assets and operations of the Company and its Subsidiaries and Garrett comply with all applicable Environmental Laws (as defined below), except to the extent that failure so to comply would not, singly or in the aggregate, have a material adverse effect on the financial condition, results of operations or general affairs of the Company and its Subsidiaries, taken as a whole or of Garrett, as the case may be. Except as described in the Offering Document, none of the property, assets or operations of the Company or its Subsidiaries or Garrett is the subject of any investigation by any federal, state, local or foreign governmental agency evaluating whether any remedial action is needed to respond to a release of any Hazardous Materials (as defined below) into the environment or that is in contravention of any federal, state, local or foreign law, order or regulation that could, singly or in the aggregate, reasonably be expected to have a material adverse effect on the financial condition, results of operations or general affairs of the Company and its Subsidiaries, taken as a whole or of Garrett, as the case may be, and neither the Company nor any Subsidiary has received notice of any such investigation. Neither the Company, any Subsidiary or Garrett has received any notice or claim, nor are there pending, reasonably anticipated or, to the best knowledge of the Company, threatened lawsuits against any of them, with respect to violations of an Environmental Law or in connection with any release of any Hazardous Materials into the environment that, if adversely determined, could reasonably be expected to have a material adverse effect on the financial condition, results of operations or general affairs of the Company and its Subsidiaries, taken as a whole or of Garrett, as the case may be. Except as disclosed in the Offering Document, with respect to the business of the Company and its Subsidiaries and Garrett, including any previously or currently owned, leased, or used properties or operations, there are no past, present, or, to the best knowledge of the Company and the Guarantors, reasonably anticipated future events, conditions, circumstances, activities, practices, incidents, actions or plans that may interfere with or prevent compliance or continued compliance with the Environmental Laws in any manner that could reasonably be expected to have a material adverse effect on the financial condition, results of operations or general affairs of the Company and its Subsidiaries, taken as a whole or of Garrett, as the case may be. As used herein, "Environmental Laws" means any federal, state, local or foreign law, common law, doctrine, rule, order, decree, judgment, injunction, license, permit or regulation relating to public health or safety or to pollution, contamination or other types of damage to the natural environment, and "Hazardous Materials" means those substances that are regulated by or form the basis of liability under any Environmental Laws.

          (xvi) Except as disclosed in the Offering Document, there are no pending actions, suits or proceedings against or affecting the Company, any of its Subsidiaries, Garrett or any of their properties that could reasonably be expected, singly or in the aggregate, to have a material adverse effect on the financial condition, results of operations or general affairs of the Company and its Subsidiaries, taken as a whole, or Garrett, as the case may be, or could reasonably be expected, singly or in the aggregate, to have a material adverse effect on the ability of the Company or the Guarantors to perform their respective obligations under this Agreement, the Acquisition Agreement, the Sabreliner Agreement, the AlliedSignal Agreement, the Indenture, the Registration Rights Agreement or the Offered Securities; and, to the Company's and the Guarantors' best knowledge, no such actions, suits or proceedings are threatened or contemplated.

          (xvii) Except as disclosed in the Offering Document, there are no contracts, agreements or understandings between the Company or any Guarantor and any person entitling such person to any fee, commission or payment from the Company or any Guarantor in connection with the Offered Securities to be sold hereunder.

          (xviii) Coopers & Lybrand L.L.P., who are reporting upon the audited financial statements and schedules of the Company incorporated by reference or included in the Offering Document, and Ernst & Young, LLP, who are reporting upon the audited financial statements and schedules of CFC Aviation Services, L.P. (d/b/a Garrett Aviation Services) included or incorporated by reference in the Offering Document, are each independent public accountants within the meaning of the Securities Act and the Rules and Regulations.

          (xix) The financial statements and related schedules and notes included or incorporated by reference in the Offering Document were prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved and fairly present the financial condition and results of operations of each of the Company and Garrett on a consolidated basis, as the case may be, at the dates and for the periods presented. The financial information and statistical data set forth in the Offering Document present fairly the information shown therein and have been compiled on a basis consistent with the financial statements included or incorporated by reference in the Offering Document. The pro forma financial statements and other pro forma financial information included or incorporated by reference in the Offering Document present fairly the information shown therein, the assumptions used in preparing such pro forma financial statements and information provide a reasonable basis for presenting the significant effects attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma information reflects the proper application of those adjustments to the corresponding historical financial statement amounts.

          (xx) Since the dates as of which information is given in the Offering Document, (A) except as specifically described in the Offering Document, neither the Company, its Subsidiaries nor Garrett has incurred any material liability or obligation (indirect, direct or contingent) or entered into any material verbal or written agreement or other transaction that is not in the ordinary course of business or that could reasonably be expected to result in a material reduction in the future earnings of the Company and its Subsidiaries, taken as a whole or of Garrett, as the case may be; (B) neither the Company, its Subsidiaries nor Garrett has sustained any loss or interference with its business or properties from fire, flood, windstorm, accident or other calamity (whether or not covered by insurance) which could reasonably be expected, singly or in the aggregate, to have a material adverse effect on the financial condition, results of operations or general affairs of the Company and its Subsidiaries, taken as a whole or of Garrett, as the case may be; (C) other than borrowings under the Company's Revolving Credit Facility (as defined in the Offering Document) and the incurrence of trade obligations in the ordinary course of business, and except as contemplated by the Offering Document, there has been no change in the indebtedness of the Company and its Subsidiaries, and, other than (x) the issuance of common stock to employees of the Company upon exercise of stock options pursuant to the terms of employee benefit plans in effect on the date hereof and (y) the issuance of up to 700,000 shares of common stock to executives of Garrett in connection with the Acquisition, no change in the capital stock of the Company and no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock; and (D) there has been no material adverse change, nor any development that could reasonably be expected to result in a material adverse change, in the financial condition, results of operations or general affairs of the Company and its Subsidiaries, taken as a whole or of Garrett.

          (xxi) The Company and its Subsidiaries have not at any time during the last five years made any payment to any federal or state governmental officer or official or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

          (xxii) None of the Company or the Guarantors is an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the United States Investment Company Act of 1940 (the "Investment Company Act"), nor is any of them a closed-end investment company required to be registered, but not registered, thereunder; and none of the Company or the Guarantors is and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Offering Document, will be an "investment company" as defined in the Investment Company Act.

          (xxiii) No securities of the same class (within the meaning of Rule 144A(d)(3) under the Securities Act) as the Offered Securities are listed on any national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system.

          (xxiv) The offer and sale of the Offered Securities in the manner contemplated by this Agreement will be exempt from the registration requirements of the Securities Act by reason of Section 4(2) thereof and Regulation S thereunder; and it is not necessary to qualify an indenture in respect of the Offered Securities under the United States Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

          (xxv) There are no restrictions on transfers of the Offered Securities except as required by (A) applicable federal and state securities laws, including Rule 144A under the Securities Act or (B) the restrictions on transfer contained in the Purchaser's Letter (as hereinafter defined) with respect to Offered Securities purchased by Institutional Accredited Investors (as hereinafter defined).

          (xxvi) Neither the Company or any Guarantor, nor any of their affiliates, nor any person acting on their behalf (i) has, within the six-month period prior to the date hereof, offered or sold in the United States or to any U.S. person (as such terms are defined in Regulation S under the Securities Act) the Offered Securities, or any security of the same class or series as the Offered Securities or (ii) has offered or will offer or sell the Offered Securities (A) in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act or (B) with respect to any such securities sold in reliance on Rule 903 of Regulation S ("Regulation S") under the Securities Act, by means of any directed selling efforts within the meaning of Rule 902(b) of Regulation S. The Company, the Guarantors, their affiliates and any person acting on their behalf have complied and will comply with the offering restrictions requirement of Regulation S. The Company has not entered and will not enter into any contractual arrangement with respect to the distribution of the Offered Securities.

          (xxvii) The Company and the Guarantors are subject to Section 13 or 15(d) of the Exchange Act.

     3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Purchasers, and the Purchasers agree, severally and not jointly, to purchase from the Company, at a purchase price of 97.125% of the principal amount thereof plus accrued interest from May 30, 1996 to the Closing Date (as hereinafter defined), the respective principal amounts of Offered Securities set forth opposite the names of the several Purchasers in Schedule A hereto.

     The Company will deliver against payment of the purchase price the Offered Securities to be purchased by each Initial Purchaser hereunder and to be offered and sold by each Initial Purchaser in reliance on Rule 144A or Regulation S under the Securities Act in the form of one permanent global security in definitive form (the "Restricted Global Security") deposited with the Trustee as custodian for The Depository Trust Company ("DTC") and registered in the name of Cede & Co., as nominee for DTC. The Restricted Global Security shall include the legend regarding restrictions on transfer set forth under "Transfer Restrictions" in the Offering Document. Interests in the Restricted Global Security will be held only in book-entry form through DTC except in the limited circumstances described in the Offering Document.

     Payment for the Securities to be evidenced by the Restricted Global Security shall be made by the Initial Purchasers by wire transfer to an account at a bank acceptable to CSFBC previously designated to CSFBC by the Company, at the offices of Miles & Stockbridge, 10 Light Street, Baltimore, Maryland 21202, at 10:00 a.m. (New York time), on May 30, 1996, or at such other time and date not later than seven full business days thereafter as CSFBC and the Company determine, such time and date being herein referred to as the "Closing Date," against delivery to the Trustee as custodian for DTC of the Restricted Global Security. The Restricted Global Security will be made available for checking at the above offices of Dewey Ballantine at least 24 hours prior to the Closing Date.

     Notwithstanding the foregoing, any Offered Securities sold to Institutional Accredited Investors (as hereinafter defined) pursuant to Section 4(c) shall be issued in definitive, fully registered form and shall bear the legend relating thereto set forth under "Transfer Restrictions" in the Offering Document, but shall be paid for in the same manner as any Offered Securities to be purchased by the Purchasers hereunder and to be offered and sold by them in reliance on Rule 144A under the Securities Act.

     4. Representations by Purchasers; Resale by Purchasers. (a) Each Purchaser severally represents and warrants to the Company that it is an "accredited investor" within the meaning of Regulation D under the Securities Act.

          (b) Each Purchaser severally acknowledges that the Offered Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S or pursuant to an exemption from the registration requirements of the Securities Act. Each Purchaser severally represents and agrees that it has offered and sold the Offered Securities, and will offer and sell the Offered Securities only in accordance with Rule 903 or Rule 144A under the Securities Act ("Rule 144A") or in the case of CSFBC or any other Purchaser authorized by CSFBC to a limited number of Institutional Accredited Investors in accordance with subsection (c). Accordingly, neither such Purchaser nor its affiliates, nor any persons acting on its or their behalf, have engaged or will engage in any directed selling efforts with respect to the Offered Securities, and such Purchaser, its affiliates and all persons acting on its or their behalf have complied and will comply with the offering restrictions requirement of Regulation S. Each Purchaser severally agrees that, at or prior to confirmation of sale of the Offered Securities, other than a sale pursuant to Rule 144A or a sale to an Institutional Accredited Investor in accordance with subsection (c), such Purchaser will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases the Offered Securities from it during the restricted period a confirmation or notice to substantially the following effect:

          "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the date of the commencement of the offering and the closing date, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the meanings given to them by Regulation S."

     Terms used in this subsection (b) have the meanings given to them by Regulation S.

          (c) CSFBC and any other Purchaser authorized by CSFBC may offer and sell Offered Securities in definitive, fully registered form to a limited number of institutions, each of which is reasonably believed by such Purchaser to be an "accredited investor" within the meaning of Rule 501(a)(1), (2) or (3) under the Securities Act or an entity in which all of the equity owners are accredited investors within the meaning of Rule 501(a)(1), (2) or (3) under the Securities Act (each, an "Institutional Accredited Investor"); provided, that each such Institutional Accredited Investor executes and delivers to such Purchaser and the Company, prior to the consummation of any sale of Offered Securities to such Institutional Accredited Investor, a Purchaser's letter in substantially the form attached hereto as Schedule C (a "Purchaser's Letter").

          (d) Each Purchaser severally agrees that it and each of its affiliates has not entered and will not enter into any contractual arrangement with respect to the distribution of the Offered Securities except for any such arrangements with the other Purchaser or affiliates of the other Purchaser or with the prior written consent of the Company.

          (e) Each Purchaser severally confirms that it and each of its affiliates has not, and agrees that it and each of its affiliates will not, offer or sell the Offered Securities in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act, including, but not limited to (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. Each Purchaser severally agrees, with respect to resales made in reliance on Rule 144A of any of the Offered Securities, to deliver either with the confirmation of such resale or otherwise prior to settlement of such resale a notice to the effect that the resale of such Offered Securities has been made in reliance upon the exemption from the registration requirements of the Securities Act provided by Rule 144A.

          (f) Each of the Purchasers severally represents and agrees that (i) it has not offered or sold and prior to the date six months after the date of issuance of the Offered Securities, will not offer or sell any Offered Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995; (ii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the Offered Securities in, from or otherwise involving the United Kingdom; and
     (iii) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Offered Securities to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1995 or is a person to whom such document may otherwise lawfully be issued or passed on.

     5. Certain Agreements of the Company and the Guarantors. The Company, and unless otherwise specified, each Guarantor, jointly and severally agree with the Purchasers that:

          (a) The Company and the Guarantors will advise CSFBC promptly of any proposal to amend or supplement the Offering Document and will not effect such amendment or supplementation without CSFBC's consent. If, at any time prior to the completion of the resale of the Offered Securities by the Purchasers, any event occurs as a result of which the Offering Document as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Company and the Guarantors promptly will notify CSFBC of such event and promptly will prepare, at the Company's own expense, an amendment or supplement which will correct such statement or omission. Neither CSFBC's consent to, nor the Purchasers' delivery to offerees or investors of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

          (b) The Company and the Guarantors will furnish to CSFBC copies of any preliminary offering circular, the Offering Document and all amendments and supplements to such documents, in each case as soon as available and in such quantities as CSFBC requests, and the Company will furnish to CSFBC on the date hereof three copies of the Offering Document signed by a duly authorized officer of the Company, one of which will include the independent accounts' reports therein manually signed by such independent accountants. At any time when the Company and the Guarantors are not subject to Section 13 or 15(d) of the Exchange Act, the Company and the Guarantors will promptly furnish or cause to be furnished to CSFBC (and, upon request, to the other Purchaser) and, upon request of holders and prospective purchasers of the Offered Securities, to such holders and purchasers, copies of the information required to be delivered to holders and prospective purchasers of the Offered Securities pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) in order to permit compliance with Rule 144A in connection with resales by such holders of the Offered Securities. The Company will pay the expenses of printing and distributing to the Purchasers all such documents.

          (c) The Company and the Guarantors will arrange for the qualification of the Offered Securities for sale and the determination of their eligibility for investment under the laws of such jurisdictions in the United States and Canada as CSFBC designates and will continue such qualifications in effect so long as required for the resale of the Offered Securities by the Purchasers, provided that the Company and the Guarantors will not be required to qualify as foreign corporations or to file a general consent to service of process in any such jurisdiction.

          (d) During the period of five years hereafter, the Company will furnish to CSFBC and, upon request, to the other Purchaser, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to CSFBC and, upon request, to the other Purchaser (i) as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Exchange Act or mailed to stockholders, and (ii) from time to time, such other information concerning the Company as CSFBC may reasonably request.

          (e) During the period of three years after the Closing Date, the Company will, upon request, furnish to CSFBC, the other Purchaser and any holder of Offered Securities a copy of the restrictions on transfer applicable to the Offered Securities.

          (f) During the period of three years after the Closing Date, the Company and the Guarantors will not, and will not permit any of their affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Offered Securities that have been reacquired by any of them.

          (g) During the period of three years after the Closing Date, the Company and the Guarantors will not be or become an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act, and are not, and will not be or become, a closed-end investment company required to be registered, but not registered, under the Investment Company Act.

          (h) The Company will pay all expenses incidental to the performance of the Company's and the Guarantors' obligations under this Agreement, the Indenture and the Registration Rights Agreement, including (i) the fees and expenses of the Trustee and its professional advisers; (ii) all expenses in connection with the execution, issue, authentication, packaging and initial delivery of the Offered Securities, the preparation and printing of this Agreement, the Indenture, the Registration Rights Agreement, the Offered Securities, the Offering Document and amendments and supplements thereto, and any other document relating to the issuance, offer, sale and delivery of the Offered Securities; (iii) the cost of qualifying the Offered Securities for trading in the Private Offerings, Resale and Trading through Automated Linkages (PORTAL) market and any expenses incidental thereto; and
     (iv) the cost of any advertising approved by the Company in connection with the issue of the Offered Securities. The Company will also pay or reimburse the Purchasers (to the extent incurred by them) for any expenses (including fees and disbursements of counsel) incurred in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions in the United States and Canada as CSFBC designates and the printing of memoranda relating thereto, for any fees charged by investment rating agencies for the rating of the Offered Securities, for all travel expenses of the Purchasers, the Company's and the Guarantors' officers and employees and any other expenses of the Purchasers, the Company and the Guarantors in connection with attending or hosting meetings with prospective purchasers of the Offered Securities from the Purchasers and for expenses incurred in distributing preliminary offering circulars and the Offering Document (including any amendments and supplements thereto) to the Purchasers. Except as otherwise provided in this Agreement or the Registration Rights Agreement, the Purchasers shall pay the fees and expenses of their counsel and other professional advisors in connection with the offering and sale of the Offered Securities.

          (i) In connection with the offering, until CSFBC shall have notified the Company and the other Purchaser of the completion of the resale of the Offered Securities, none of the Company, the Guarantors nor any of their affiliates has or will, either alone or with one or more other persons, bid for or purchase for any account in which it or any of its affiliates has a beneficial interest any Offered Securities or attempt to induce any person to purchase any Offered Securities; and none of them nor any of their affiliates will make bids or purchases for the purpose of creating actual, or apparent, active trading in, or of raising the price of, the Offered Securities.

          (j) For the period beginning the date of the initial offering of the Offered Securities by the Purchasers and ending 30 days thereafter, the Company and the Guarantors will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any United States dollar-denominated debt securities issued or guaranteed by the Company or the Guarantors and having a maturity of more than one year from the date of issue, or publicly disclose the intention to make any such offer, sale, pledge or disposal, without the prior written consent of CSFBC. The Company will not at any time offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any securities under circumstances where such offer, sale, pledge, contract or disposition would cause the exemption afforded by Section 4(2) of the Securities Act or the safe harbor of Regulation S thereunder to cease to be applicable to the offer and sale of the Offered Securities.

          (k) The Company will apply the net proceeds of the offering and the sale of the Offered Securities in the manner set forth in the Offering Document under the caption "Use of Proceeds."

          (l) The Company will use its reasonable best efforts to have the Offered Securities be eligible for the PORTAL Market of the Nasdaq Stock Market, Inc.

          (m) The Company will comply with all the terms and conditions of the Registration Rights Agreement.

     6. Conditions of the Obligations of the Purchasers. The obligations of the several Purchasers to purchase and pay for the Offered Securities will be subject to the accuracy of the representations and warranties on the part of the Company and the Guarantors herein, to the accuracy of the statements of officers of the Company and the Guarantors made pursuant to the provisions hereof, to the performance by the Company and the Guarantors of their obligations hereunder and to the following additional conditions precedent:

          (a) The Purchasers shall have received a letter, dated the date of this Agreement, of Coopers & Lybrand L.L.P. in form and substance satisfactory to the Purchasers confirming that they are independent public accountants within the meaning of the AICPA's Code of Professional Conduct (the "AICPA Code") and its interpretations and rulings and to the effect that:

               (i) in their opinion the financial statements of the Company examined by them and included in the Offering Document and in the Exchange Act Reports comply as to form in all material respects with generally accepted accounting principles;

               (ii) on the basis of the review referred to in clause (i) above, a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                      (A) at the date of the latest available balance sheet read by such accountants, or at a subsequent specified date not more than five days prior to the date of this Agreement, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt of the Company and its consolidated Subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated net current assets or total assets, as compared with amounts shown on the latest balance sheet included in the Offering Document; or

                      (B) for the period from the closing date of the latest
               income statement included in the Offering Document to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year and with the period of corresponding length ended the date of the latest income statement included in the Offering Document, in consolidated sales and operating revenues, the total or per share amounts of net operating income, income before extraordinary items or net income or in the ratio of earnings to fixed charges;

          except in all cases set forth in clauses (A) and (B) above for changes, increases or decreases which the Offering Document discloses have occurred or may occur or which are described in such letter;

               (iii) they are unable to and do not express any opinion on the pro forma financial statements and other pro forma financial information included or incorporated by reference in the Offering Document (collectively, the "Pro Forma Information"); however, for purposes of such letter they have:

                    (a)  read the Pro Forma Information;

                    (b) made inquiries of certain officials of the Company who have responsibility for financial and accounting matters about the basis for the pro forma adjustments; and

                    (c) proved the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the Pro Forma Information; and

                    (d) on the basis of such procedures, and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that the Pro Forma Information included in the Offering Document has not been properly compiled and that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements; and

               (iv) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Offering Document and the Exchange Act Reports (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its Subsidiaries subject to the internal controls of the Company's accounting system or are derived from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

          (b) The Purchasers shall have received a letter, dated the date of this Agreement, of Ernst & Young LLP in form and substance satisfactory to the Purchasers confirming that they are independent public accountants within the meaning of the AICPA Code and to the effect that:

               (i) in their opinion the financial statements of CFC Aviation Services, L.P. (d/b/a Garrett Aviation Services) examined by them and included in the Offering Document and in the Exchange Act Reports comply as to form in all material respects with generally accepted accounting principles;

               (ii) on the basis of the review referred to in clause (i) above, a reading of the latest available interim financial statements of Garrett, inquiries of officials of Garrett who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                    (A) at the date of the latest available balance sheet read by such accountants, or at a subsequent specified date not more than five days prior to the date of this Agreement, there was any increase in long-term debt of Garrett or, at the date of the latest available balance sheet read by such accountants, there was any decrease in total current assets, total assets or partners' capital, as compared with amounts shown on the latest balance sheet included in the Offering Document; or

                    (B) for the period from the closing date of the latest income statement included in the Offering Document to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year and with the period of corresponding length ended the date of the latest income statement included in the Offering Document, in net sales or net income;

          except in all cases set forth in clauses (A) and (B) above for changes, increases or decreases which the Offering Document discloses have occurred or may occur or which are described in such letter;

               (iii) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information relating to Garrett contained in the Offering Document (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of Garrett subject to the internal controls of Garrett's accounting system or are derived from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

          (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) a change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the judgment of CSFBC, be reasonably likely to prejudice materially the success of the proposed issue, sale or distribution of the Offered Securities, whether in the primary market or in respect of dealings in the secondary market, or (ii) (A) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company, the Guarantors or their direct or indirect Subsidiaries or Garrett which, in the reasonable judgment of a majority in interest of the Purchasers including CSFBC, is material and adverse and makes it impractical or inadvisable to proceed with completion of the offering or the sale of and payment for the Offered Securities; (B) any downgrading in the rating of any debt securities or preferred stock of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities or preferred stock of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (C) any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (D) any banking moratorium declared by U.S. Federal or New York authorities; or (E) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the reasonable judgment of a majority in interest of the Purchasers including CSFBC, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the offering or sale of and payment for the Offered Securities.

          (d) The Purchasers shall have received an opinion, dated the Closing Date, of Miles & Stockbridge, a Professional Corporation, counsel for the Company and the Guarantors, that:

               (i) this Agreement has been duly authorized, executed and delivered by the Company and the Guarantors (other than the Guarantors listed on Schedule D hereto);

               (ii) the Indenture has been duly authorized, executed and delivered by the Company and the Guarantors (other than the Guarantors listed on Schedule D hereto); and the Notes and the Guarantees have been duly authorized, executed and (assuming they have been duly authenticated in accordance with the terms of the Indenture) issued, and constitute legal, valid and binding obligations of the Company and the Guarantors (other than the Guarantors listed on Schedule D hereto), as the case may be; and the Indenture and the Offered Securities conform in all material respects to the descriptions thereof contained in the Offering Document;

               (iii) the Registration Rights Agreement has been duly authorized, executed and delivered by the Company and the Guarantors (other than the Guarantors listed on Schedule D hereto), constitutes a legal, valid and binding obligation of the Company and the Guarantors (other than the Guarantors listed on Schedule D hereto) and conforms in all material respects to the description thereof contained in the Offering Document;

               (iv) none of the Company or the Guarantors is and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Offering Document, none of such entities will be an "investment company" as defined in the Investment Company Act;

               (v) no consent, approval, authorization, or order of, or filing with, any Person or any court or governmental agency or body is required for the issuance of the Offered Securities or for the consummation of the other transactions contemplated by this Agreement or to the knowledge of such counsel for the consummation of the transactions contemplated by the Acquisition Agreement, the Sabreliner Agreement or the AlliedSignal Agreement, other than (i) as may be required under state securities laws in connection with the offer and sale of the Offered Securities and (ii) consents and approvals to the transactions contemplated by the Acquisition Agreement and the Sabreliner Agreement, the receipt of which are not required as a condition to the obligations of any party under such agreements or the receipt of which have been waived by the Company;

               (vi) the execution, delivery and performance of the Indenture, the Registration Rights Agreement, and this Agreement and the issuance and sale of the Notes and the Guarantees and the compliance with the terms and provisions thereof and hereof and the consummation of the transactions contemplated by the Acquisition Agreement, the Sabreliner Agreement or the AlliedSignal Agreement by the Company and the Guarantors, as the case may be (other than the Guarantors listed on Schedule D hereto), will not contravene any provision of the charter or by-laws of the Company or any of its Subsidiaries;

               (vii) to the knowledge of such counsel, other than as specifically described in the Offering Document, there are no pending actions, suits or proceedings against or affecting the Company, any of the Subsidiaries or any of their properties that could reasonably be expected, singly or in the aggregate, to have a material adverse effect on the financial condition, results of operations or general affairs of the Company and its Subsidiaries, taken as a whole, or could reasonably be expected, singly or in the aggregate, to have a material adverse effect on the ability of the Company and the Guarantors to perform their obligations under this Agreement, the Indenture, the Registration Rights Agreement, the Offered Securities, the Acquisition Agreement, the Sabreliner Agreement or the AlliedSignal Agreement;

               (viii) the descriptions in the Offering Document of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; and

               (ix) it is not necessary in connection with (i) the offer, sale and delivery of the Offered Securities by the Company to the Purchasers pursuant to this Agreement or (ii) the resales of the Offered Securities by the Purchasers in the manner contemplated by this Agreement to register the Offered Securities under the Securities Act or to qualify an indenture in respect thereof under the Trust Indenture Act.

          In rendering such opinion, such counsel may rely as to matters of fact on certificates of responsible officers of the Company and its Subsidiaries and public officials. In addition, in rendering such opinion, such counsel may state that their opinion is limited to matters governed by the Federal laws of the United States of America, the laws of the State of Maryland and the General Corporation Law of the State of Delaware.

          In addition, such counsel shall state in its opinion that, while they have not themselves checked the accuracy and completeness of or otherwise verified, and are not passing upon and assume no responsibility for the accuracy or completeness of, the statements contained in the Offering Document (other than as set forth in clauses (d)(ii), (iii) and (viii) above), in the course of their review and discussion of the contents of the Offering Document with certain officers and employees of the Company and the Guarantors and its independent auditors, but without independent check or verification, no facts have come to their attention which cause them to believe that the Offering Document, or any amendment or supplement thereto, as of the date hereof, and as of the Closing Date, contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no view as to (x) the business and operations of Garrett and (y) the financial statements and other financial and statistical data contained in the Offering Document).

          (e) The Purchasers shall have received an opinion, dated the Closing Date, of Richard H. Lange, Esquire, General Counsel for the Company, to the effect that:

               (i) this Agreement has been duly authorized, executed and delivered by the Guarantors listed on Schedule D hereto;

               (ii) the Indenture has been duly authorized, executed and delivered by the Guarantors listed on Schedule D hereto and, assuming due authorization, execution and delivery by the Trustee, constitutes a valid and binding obligation of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with its terms, subject to bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws relating to creditors' rights generally and to general principles of equity; and the Notes and the Guarantees have been duly authorized, executed and (assuming they have been duly authenticated in accordance with the terms of the Indenture) issued, constitute legal, valid and binding obligations of the Company and the Guarantors, as the case may be, enforceable against the Company and the Guarantors, as the case may be, in accordance with their terms, subject to bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws relating to creditors' rights generally and by general principles of equity;

               (iii) the Registration Rights Agreement has been duly authorized, executed and delivered by the Guarantors listed on Schedule D hereto and constitutes a valid and binding obligation of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with its terms, subject to bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws relating to creditors' rights generally and to general principles of equity;

               (iv) the execution, delivery and performance of the Indenture, the Registration Rights Agreement and this Agreement and the issuance and sale of the Guarantees and the compliance with the terms and provisions thereof and hereof by the Guarantors listed on Schedule D hereto will not contravene any provision of the charter or by-laws of the Company or any of its Subsidiaries;

               (v) each of the Company and the Subsidiaries has been duly incorporated and is a validly existing corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own and lease its properties and conduct its business as described in the Offering Document; and each of the Company and its Subsidiaries is duly qualified to transact business as a foreign corporation in good standing in all other jurisdictions in which it owns or leases property or in which the conduct of its business requires such qualification, except in such jurisdictions where the failure to be so qualified or in good standing would not have a material adverse effect on the Company and its Subsidiaries, taken as a whole; and all of the outstanding shares of capital stock of the Company's Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and are owned by the Company, directly or through Subsidiaries, free and clear of any mortgage, pledge, lien, perfected security interest, claim or encumbrance of any kind or, to the knowledge of such counsel, any unperfected security interest;

               (vi) all outstanding shares of capital stock of the Company have been duly authorized and validly issued, and are fully paid and non-assessable; the authorized and outstanding shares of capital stock of the Company are as set forth in the Offering Document under the caption "Capitalization"; and the stockholders of the Company have no preemptive or, to the knowledge of such counsel, similar rights with respect to the capital stock or any other securities of the Company;

               (vii) the execution, delivery and performance of the Indenture, the Registration Rights Agreement and this Agreement and the issuance and sale of the Notes and the Guarantees and compliance with the terms and provisions thereof and hereof by the Company and the Guarantors, as the case may be, and the consummation of the transactions contemplated by the Acquisition Agreement, the Sabreliner Agreement or the AlliedSignal Agreement will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, or result in the creation or imposition or encumbrance upon any assets or property of the Company or any of its Subsidiaries under, any statute, rule, regulation, order or decree of any governmental agency or body or any court having jurisdiction over the Company or any of its Subsidiaries or any of their properties or any indenture, mortgage, loan agreement, note, lease, permit, license or other agreement or instrument to which the Company or any such Subsidiary is bound or to which any of the properties of the Company or any such Subsidiary is subject, except for breaches, violations, defaults or encumbrances that could not, singly or in the aggregate, reasonably be expected to have a material adverse effect on the financial condition, results of operations or general affairs of the Company and its Subsidiaries, taken as a whole; and the Company and the Guarantors have full power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement;

               (viii) neither the Company nor any of its Subsidiaries is in violation of its charter or by-laws or any applicable law, ordinance, administrative or governmental rule or regulation, or, to the knowledge of such counsel, any order of any court or governmental agency or body having jurisdiction over the Company or any Subsidiary or, to the knowledge of such counsel, is in default in the performance or observance of any material obligation, agreement or condition in any agreement or instrument to which the Company or any of its Subsidiaries is a party or to which any of the properties or assets of the Company or any such Subsidiary is subject;

               (ix) the Company and its Subsidiaries have such Licenses and are in compliance with all applicable laws and regulations of federal, state, local and foreign governmental or regulatory authorities, including, without limitation, the Federal Aviation Administration, as are necessary to own or lease their properties and to conduct their businesses in the manner described in the Offering Document and all such Licenses are in full force and effect, except for any such License the failure to possess or any such rule or regulation the failure to comply with could not, singly or in the aggregate, reasonably be expected to have a material adverse affect on the financial condition, results of operations or general affairs of the Company and its Subsidiaries taken as a whole. The Company and its Subsidiaries are in compliance in all material respects with their respective obligations under such Licenses and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination of such Licenses or violation of such laws or regulations;

               (x) the property, assets and operations of the Company and its Subsidiaries comply with all applicable Environmental Laws, except to the extent that failure so to comply would not, singly or in the aggregate, have a material adverse effect on the financial condition, results of operations or general affairs of the Company and its Subsidiaries, taken as a whole. Except as specifically described in the Offering Document, none of the property, assets or operations of the Company or its Subsidiaries is the subject of any investigation by any federal, state, local or foreign governmental agency evaluating whether any remedial action is needed to respond to a release of any Hazardous Materials into the environment or that is in contravention of any federal, state, local or foreign law, order or regulation that could, singly or in the aggregate, reasonably be expected to have a material adverse effect on the financial condition, results of operations or general affairs of the Company and its Subsidiaries, taken as a whole and neither the Company nor any Subsidiary has received any notice of any such investigation;

               (xi) no consent, approval, authorization or order of, or filing with, any Person or any court or governmental agency or body is required for the use of the proceeds received by the Company from the sale of the Offered Securities in the manner contemplated by the description under the caption "Use of Proceeds" contained in the Offering Document, including without limitation consummation of the Acquisition or for the consummation of the transactions contemplated by the Sabreliner Agreement or the AlliedSignal Agreement, other than consents and approvals to the transactions contemplated by the Acquisition Agreement and the Sabreliner Agreement, the failure of which to obtain would not, singly or in the aggregate, have a material adverse effect on the Company and its Subsidiaries, taken as a whole, or the consummation of any transaction contemplated by this Agreement, the Offering Document, the Acquisition Agreement, the Sabreliner Agreement or the AlliedSignal Agreement; and

               (xii) such counsel has no reason to believe that the Offering Document contains an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; it being understood that such counsel need express no opinion as to the financial statements or other financial data contained in the Offering Document.

          (f) The Purchasers shall have received an opinion, dated the Closing Date, of Gray Cary Ware & Freidenrich, a Professional Corporation, counsel to the Sellers (as defined in the Acquisition Agreement), substantially to the effect set forth in Section 9.2(c) of the Acquisition Agreement.

          (g) The Purchasers shall have received from Dewey Ballantine, counsel for the Purchasers, such opinion or opinions, dated the Closing Date, with respect to the incorporation of the Company, the validity of the Offered Securities, the Offering Document, the exemption from registration for the offer and sale of the Offered Securities by the Company to the several Purchasers and the resales by the several Purchasers as contemplated hereby and other related matters as CSFBC may require, and the Company and the Guarantors shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

          (h) The Purchasers shall have received a certificate, dated the Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that (A) the representations and warranties of the Company and the Guarantors in this Agreement are true and correct, (B) the Company and the Guarantors have complied with all agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date, (C) they have carefully examined the Offering Document, and the Offering Document does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, (D) subsequent to the date of the most recent financial statements of the Company in the Offering Document, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties, results of operations or general affairs of the Company and the Subsidiaries, taken as a whole, except as set forth in the Offering Document and (E) subsequent to the date of the most recent financial statements of the Company in the Offering Document, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties, results of operations or general affairs of each Guarantor that is a "significant subsidiary" as such term is defined in Rule 1-02(v) of Regulation S-X.

          (i) The Purchasers shall have received a certificate, dated the Closing Date, of L. David Clemons and James E. Greenslade in their capacities as officers of UNC/CFC Acquisition Co. in which such officers, to the best of their knowledge after reasonable investigation, shall state that (A) they have carefully examined the information in the Offering Document relating to Garrett, and such information does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, (B) subsequent to the date of the most recent financial statements of Garrett in the Offering Document, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties, results of operations or general affairs of Garrett, except as set forth in the Offering Document and (C) no consent, approval, authorization or order of, or filing with, any Person or any court or governmental agency or body is required for the consummation of the transactions contemplated by the Acquisition Agreement or the AlliedSignal Agreement other than consents and approvals the failure of which to obtain would not, singly or in the aggregate, have a material adverse effect on Garrett or the consummation of any transaction contemplated by this Agreement, the Acquisition Agreement or the AlliedSignal Agreement.

          (j) The Purchasers shall have received a copy of the certificate, dated the Closing Date, of each of the Sellers and CFC (as defined in the Acquisition Agreement) delivered pursuant to Section 7.3 of the Acquisition Agreement.

          (k) The Purchasers shall have received a letter, dated the Closing Date, of each of Coopers & Lybrand L.L.P. and Ernst & Young LLP which meets the requirements of subsections (a) and (b) of this Section, respectively, except that the specified date referred to in such subsection will be a date not more than five days prior to the Closing Date for the purposes of this subsection.

          (l) At the Closing Date, the Acquisition and the sale of the AlliedSignal TFE 731 compressor zone inspection heavy maintenance business by the Company to Sabreliner shall have been consummated and, after giving effect thereto, no event of default or event that, but for the giving of notice or the lapse of time or both, would constitute an event of default shall exist, under the Company's revolving credit facility. The Company shall have provided to the Purchasers copies of all documents with respect to the consummation of such transactions as they may reasonably request.

          (m) At the Closing Date, the Company shall have issued and sold 250,000 shares of its Series B Senior Cumulative Convertible Preferred Stock at a purchase price of $100 per share pursuant to the Stock Purchase Agreement, dated as of October 4, 1995, among the Company and the Purchasers signatory thereto, and shall have used the proceeds of such sale to finance, in part, the Acquisition.

          (n) At the Closing Date, the AlliedSignal Agreement shall be effective and the Company shall have provided to the Purchasers copies of all documents with respect thereto as they may reasonably request.

          (o) At the Closing Date, the supplemental indenture effecting the amendments to the indenture governing the Company's 9-1/8% Senior Notes due 2003, contemplated by the Company's consent solicitation described in the Offering Document, shall have been executed and become effective, and the Company shall have provided to the Purchasers copies of all documents with respect thereto as they may reasonably request.

          (p) At the Closing Date, the $110 million senior secured revolving credit facility of the Company, as contemplated by the Amended and Restated Credit Agreement, dated as of May 22, 1996, between First Union Commercial Corporation, First Union National Bank of North Carolina and the Company, shall have been executed and become effective and all conditions to borrowing thereunder shall have been satisfied, and the Company shall have provided to the Purchasers copies of all documents with respect thereto as they may reasonably request.

The Company will furnish the Purchasers with such conformed copies of such opinions, certificates, letters and documents as the Purchasers reasonably request. CSFBC may in its sole discretion waive on behalf of the Purchasers compliance with any conditions to the obligations of the Purchasers hereunder.

     7. Indemnification and Contribution. (a) The Company and the Guarantors, on a joint and several basis, will indemnify and hold harmless each Purchaser against any losses, claims, damages or liabilities, joint or several, to which such Purchaser may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, or any amendment or supplement thereto, or any related preliminary offering circular or the Exchange Act Reports, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and will reimburse each Purchaser for any legal or other expenses reasonably incurred by such Purchaser in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company and the Guarantors will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company and the Guarantors by any Purchaser through CSFBC specifically for use therein, it being understood and agreed that the only such information consists of the information described as such in subsection (b) below; and provided, further, that with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from any preliminary offering circular the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Purchaser that sold the Offered Securities concerned to the person asserting any such losses, claims, damages or liabilities, to the extent that such sale was an initial resale by such Purchaser and any such loss, claim, damage or liability of such Purchaser results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Offered Securities to such person, a copy of the Offering Document (exclusive of any material included therein but not attached thereto) if the Company had previously furnished copies thereof to such Purchaser.

     (b) Each Purchaser will, severally and not jointly, indemnify and hold harmless the Company and the Guarantors against any losses, claims, damages or liabilities to which the Company may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, or any amendment or supplement thereto, or any related preliminary offering circular, or arise out of or are based upon the omission or the alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company and the Guarantors by such Purchaser through CSFBC specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company and the Guarantors in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Purchaser consists of the following information in the Offering Document furnished on behalf of each Purchaser: the last paragraph at the bottom of the cover page concerning the terms of the offering by the Purchasers, the legends concerning over-allotments and stabilizing and Exchange Act exemptions on the inside front cover page and the information appearing in the third sentence of the second paragraph, the fifth paragraph and the third and fourth sentences of the seventh paragraph, all under the caption "Plan of Distribution."

     (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above except to the extent that the omission so to notify the indemnifying party actually prejudices the indemnifying party's ability to defend the action. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

     (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors on the one hand and the Purchasers on the other from the offering of the

Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Guarantors on the one hand and the Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors on the one hand and the Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Guarantors bear to the total discounts and commissions received by the Purchasers from the Company and the Guarantors under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantors or the Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities purchased by it were resold exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. The Purchasers' obligations in this subsection (d) to contribute are several in proportion to their respective purchase obligations and not joint.

     (e) The obligations of the Company and the Guarantors under this Section shall be in addition to any liability which the Company or the Guarantors may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Purchaser within the meaning of the Securities Act or the Exchange Act; and the obligations of the Purchasers under this Section shall be in addition to any liability which the respective Purchaser may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Company or a Guarantor within the meaning of the Securities Act or the Exchange Act.

     8. Default of Purchasers. If any Purchaser or Purchasers default in their obligations to purchase Offered Securities hereunder and the aggregate principal amount of Offered Securities that such defaulting Purchaser or Purchasers agreed but failed to purchase does not exceed 10% of the total principal amount of Offered Securities, CSFBC may make arrangements satisfactory to the Company for the purchase of such Offered Securities by other persons, including any of the Purchasers, but if no such arrangements are made by the Closing Date, the non-defaulting Purchasers shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Purchasers agreed but failed to purchase. If any Purchaser or Purchasers so default and the aggregate principal amount of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total principal amount of Offered Securities and arrangements satisfactory to CSFBC and the Company for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Purchaser, the Company or any Guarantor, except as provided in Section 9. As used in this Agreement, the term "Purchaser" includes any person substituted for a Purchaser under this Section. Nothing herein will relieve a defaulting Purchaser from liability for its default.

     9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Company and the Guarantors or its officers and of the several Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Purchaser, the Company, any Guarantor or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Offered Securities by the Purchasers is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the Company, the Guarantors and the Purchasers pursuant to Section 7 shall remain in effect. If the purchase of the Offered Securities by the Purchasers is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (C),
(D) or (E) of Section 6(c)(ii), the Company will reimburse the Purchasers for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

     10. Notices. All communications hereunder will be in writing and, if sent to the Purchasers will be mailed, delivered or telegraphed and confirmed to the Purchasers, c/o CS First Boston Corporation, Park Avenue Plaza, New York, NY 10055, Attention: Investment Banking Department - Transactions Advisory Group, or, if sent to the Company or any Guarantor, will be mailed, delivered or telegraphed and confirmed to it at UNC Incorporated, 175 Admiral Cochrane Drive, Annapolis, MD 21401, Attention: Richard H. Lange, Esquire; provided, however, that any notice to a Purchaser pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Purchaser.

     11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder, except that holders of Offered Securities shall be entitled to enforce the agreements for their benefit contained in the second and third sentences of Section 5(b) hereof against the Company and the Guarantors as if such holders were parties thereto.

     12. Representation of Purchasers. You will act for the several Purchasers in connection with this purchase, and any action under this Agreement taken by you will be binding upon all the Purchasers.

     13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

     14. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of laws.

     The Company and the Guarantors hereby submit to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

     If the foregoing is in accordance with the Purchasers' understanding of our agreement, kindly sign and return to us one of the counterparts hereof, whereupon it will become a binding agreement between the Company and the Purchasers in accordance with its terms.

                                      Very truly yours,

                                      UNC Incorporated


                                      By /s/ Gregory M. Bubb
                                         ----------------------------
                                          Gregory M. Bubb
                                          Vice President, Treasurer


UNC HOLDINGS INC.                     UNC/LEAR SERVICES, INC.


By /s/ Richard H. Lange               By /s/ Richard H. Lange
   ----------------------------          ----------------------------
    Richard H. Lange                      Richard H. Lange
    Vice President                        Vice President

UNC ALL FAB, INC.                     UNC METCALF SERVICING, INC.


By /s/ Richard H. Lange               By /s/ Richard H. Lange
   ----------------------------          ----------------------------
    Richard H. Lange                      Richard H. Lange
    Vice President                        Vice President

UNC JOHNSON TECHNOLOGY, INC.          UNC ARTEX, INC.


By /s/ Richard H. Lange               By /s/ Richard H. Lange
   ----------------------------          ----------------------------
    Richard H. Lange                      Richard H. Lange
    Vice President                        Vice President

UNC CAMCO INCORPORATED                UNC TEXAS CAMCO INCORPORATED


By /s/ Richard H. Lange               By /s/ Richard H. Lange
   ----------------------------          ----------------------------
    Richard H. Lange                      Richard H. Lange
    Vice President                        Vice President

UNC ARDCO INCORPORATED                UNC ENGINE & ENGINE PARTS, INC.


By /s/ Richard H. Lange               By /s/ Richard H. Lange
   ----------------------------          ----------------------------
    Richard H. Lange                      Richard H. Lange
    Vice President                        Vice President

UNC ACCESSORY OVERHAUL GROUP, INC.    UNC AVIATION SERVICES, INC.


By /s/ Richard H. Lange               By /s/ Richard H. Lange
   ----------------------------          ----------------------------
    Richard H. Lange                      Richard H. Lange
    Vice President                        Vice President

UNC TRI-INDUSTRIES, INC.              UNC AIRWORK CORPORATION


By /s/ Richard H. Lange               By /s/ Richard H. Lange
   ----------------------------          ----------------------------
    Richard H. Lange                      Richard H. Lange
    Vice President                        Vice President

UNC PACIFIC AIRMOTIVE
  CORPORATION, INC.                   UNC PARTS COMPANY


By /s/ Richard H. Lange               By /s/ Richard H. Lange
   ----------------------------          ----------------------------
    Richard H. Lange                      Richard H. Lange
    Vice President                        Vice President

UNC/CFC ACQUISITION CO.


By /s/ Richard H. Lange
   ----------------------------
    Richard H. Lange
    Vice President

The foregoing Purchase Agreement
  is hereby confirmed and accepted
  as of the date first above written.


CS First Boston Corporation
First Union Capital Markets Corp.

  By:  CS First Boston Corporation



   By /s/ Harold Bogle
     ---------------------------------
     Harold Bogle
     Managing Director

                                   SCHEDULE A


                                            Principal Amount of
Purchaser                                    Offered Securities
- ---------                                   -------------------
CS First Boston Corporation........         $100,000,000
First Union Capital Markets Corp...           25,000,000

                                            ------------
          Total                             $125,000,000
                                            ============


                                   SCHEDULE B

                          Subsidiaries of the Company


UNC Holdings Inc.
UNC/Lear Services, Inc.
UNC All Fab, Inc.
UNC Metcalf Servicing, Inc.
UNC Johnson Technology, Inc.
UNC Artex, Inc.
UNC CAMCO Incorporated
UNC Texas CAMCO Incorporated
UNC ARDCO Incorporated
UNC Engine & Engine Parts, Inc.
UNC Accessory Overhaul Group, Inc.
UNC Aviation Services, Inc.
UNC Tri-Industries, Inc.
UNC Airwork Corporation
UNC Pacific Airmotive Corporation, Inc.
UNC Parts Company
UNC/CFC Acquisition Co.
UNC International, Inc.
United Nuclear Corporation
UNC Recovery Corporation
UNC Nuclear Industries, Inc.
ASW Liquidating, Inc.
CDI Dissolution Corp.
Burnside-Ott Aviation Training Center, Inc.
Reclamation, Inc.
UNC Air Capital, Inc.

                                   SCHEDULE C

             Form of Letter to be Delivered by Accredited Investors

UNC Incorporated
175 Admiral Cochrane Drive
Annapolis, Maryland  21401

CS First Boston Corporation
As Representative of the Several Purchasers
Park Avenue Plaza
New York, New York  10055

Dear Sirs:

    We are delivering this letter in connection with an offering of 11% Senior Subordinated Notes Due 2006 (the "Securities") of UNC Incorporated, a Delaware corporation (the "Company"), as described in the Confidential Offering Circular (the "Offering Circular") relating to the offering.

    We hereby confirm that:

    (i)    we are an "accredited investor" within the meaning of Rule 501(a)(1),
(2) or (3) under the Securities Act of 1933, as amended (the "Securities Act"), or an entity in which all of the equity owners are accredited investors within the meaning of Rule 501(a)(1), (2) or (3) under the Securities Act (an "Institutional Accredited Investor");

    (ii) (A) any purchase of the Securities by us will be for our own account or for the account of one or more other Institutional Accredited Investors or a fiduciary for the account of one or more trusts, each of which is an "accredited investor" within the meaning of Rule 501(a)(7) under the Securities Act and for each of which we exercise sole investment discretion or (B) we are a "bank", within the meaning of Section 3(a)(2) of the Securities Act, or a "savings and loan association" or other institution described in Section 3(a)(5)(A) of the Securities Act that is acquiring the Securities as fiduciary for the account of one or more institutions for which we exercise sole investment discretion;

    (iii) in the event that we purchase any of the Securities, we will acquire Securities having a minimum purchase price of not less than $500,000 for our own account or for any separate account for which we are acting;

    (iv) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of purchasing the Securities;

    (v) we are not acquiring the Securities with a view to distribution thereof or with any present intention of offering or selling any of the Securities, except inside the United States in accordance with Rule 144A under the Securities Act or outside the United States in accordance with Regulation S under the Securities Act, as provided below; provided that the disposition of our property and the property of any accounts for which we are acting as fiduciary shall remain at all times within our control; and

    (vi) we have received a copy of the Offering Circular relating to the offering of the Securities and acknowledge that we have had access to such financial and other information, and have been afforded the opportunity to ask such questions of representatives of the Company and receive answers thereto, as we deem necessary in connection with our decision to purchase the Securities.

    We understand that the Securities are being offered in a transaction not involving any public offering within the United States within the meaning of the Securities Act and that the Securities have not been and will not be registered under the Securities Act, and we agree, on our own behalf and on behalf of each account for which we acquire any Securities, that if in the future we decide to resell, pledge or otherwise transfer such Securities, such Securities may be offered, resold, pledged or otherwise transferred only (i) pursuant to an effective registration statement under the Securities Act, (ii) inside the United States to a person who we reasonably believe is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in a transaction meeting the requirements of Rule 144A, or (iii) outside the United States in a transaction meeting the requirements of Rule 904 under the Securities Act and (iv) in each case, in accordance with any applicable securities laws of any State of the United States or any other applicable jurisdiction. We understand that the registrar and transfer agent for the Securities will not be required to accept for registration of transfer any Securities acquired by us, except upon presentation of evidence satisfactory to the Company and the transfer agent that the foregoing restrictions on transfer have been complied with. We further understand that any Securities acquired by us will be in the form of definitive physical certificates and that such certificates will bear a legend reflecting the substance of this paragraph.

    We acknowledge that you, the Company and others will rely upon our confirmations, acknowledgments and agreements set forth herein, and we agree to notify you promptly in writing if any of our representations or warranties herein ceases to be accurate and complete.

    THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.


Date:                                 [Name of Purchaser]
     -----------------------


                                      By:
                                         -------------------------------------
                                         Name:
                                         Title:

                                         Address:

                                   SCHEDULE D

                      Guarantors Incorporated in Delaware


UNC Holdings, Inc.
UNC/Lear Services, Inc.
UNC All Fab, Inc.
UNC Metcalf Servicing, Inc.
UNC Johnson Technology, Inc.
UNC Artex, Inc.
UNC CAMCO Incorporated
UNC Texas CAMCO Incorporated
UNC ARDCO Incorporated
UNC Engine & Engine Parts, Inc.
UNC Accessory Overhaul Group, Inc.
UNC Aviation Services, Inc.
UNC Tri-Industries, Inc.
UNC Airwork Corporation
UNC Pacific Airmotive Corporation, Inc.
UNC/CFC Acquisition Co.